UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2019

Williams Industrial Services Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Crescent Centre Parkway, Suite 1240

Tucker, Georgia 30084

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 770-879-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2019, as described below, the stockholders of Williams Industrial Services Group Inc. (the “Company”) approved the amendment and restatement of the Company’s 2015 Equity Incentive Plan (the “Amended Plan”) to increase the number of shares of the Company’s common stock reserved for issuance thereunder by 1,000,000 shares. In addition, the Amended Plan contains certain administrative updates to reflect the Company’s name change, which was effective June 29, 2018.

The Amended Plan authorizes the grant of equity-based compensation to directors, officers and other key employees of the Company in the form of non-qualified stock options, incentive stock options, stock appreciation rights, restricted shares, restricted share units, other-share based awards, or cash-based awards.

A description of the material terms of the Amended Plan was included in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 25, 2019 (the “2019 Proxy Statement”). In addition, the foregoing description of the Amended Plan is qualified in its entirety by reference to the full text of such plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07              Submission of Matters to a Vote of Security Holders.

The Company held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on June 10, 2019, at 9:00 a.m. Eastern Time at the Company’s headquarters in Tucker, Georgia. As described in the 2019 Proxy Statement, the following occurred:

•                  The six nominees for director were elected;

•                  The appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 was ratified;

•                  A resolution to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the 2019 Proxy Statement, was adopted; and

•                  The Amended Plan was approved.

The votes were as follows:

Proposal 1 — Election of Directors:

	Number of Shares Voted For	Number of Shares Voted Withheld	Broker Non-Votes
Charles Macaluso	11,793,173	1,491,350	4,562,791
David A. B. Brown	12,473,951	810,572	4,562,791
Steven D. Davis	12,790,384	494,139	4,562,791
Robert B. Mills	12,459,592	824,931	4,562,791
Nelson Obus	12,586,103	698,420	4,562,791
Tracy D. Pagliara	12,785,969	498,554	4,562,791

Following the Annual Meeting, the Board of Directors of the Company (the “Board”) appointed Mr. Davis as a member of the Audit Committee of the Board.

Proposal 2 — Ratification of Moss Adams LLP as the Independent Registered Public Accounting Firm:

17,567,722 shares voted for, 263,807 shares voted against, 15,785 shares abstained from voting, and there were 0 broker non-votes.

Proposal 3 — Advisory, Non-Binding Vote on Executive Compensation:

11,529,540 shares voted for, 1,749,634 shares voted against, 5,349 shares abstained from voting, and there were 4,562,791 broker non-votes.

Proposal 4 — Approval of the Amended Plan:

11,688,761 shares voted for, 1,594,559 shares voted against, 1,203 shares abstained from voting, and there were 4,562,791 broker non-votes.

Item 9.01              Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Williams Industrial Services Group Inc. 2015 Equity Incentive Plan (as amended and restated as of June 10, 2019).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2019

Williams Industrial Services Group Inc.

	By:	/s/ Charles E. Wheelock
Charles E. Wheelock
Vice President, Administration, General Counsel & Secretary